                                                                    EXHIBIT 4.01

                                        UDATE.COM, INC.
  NUMBER             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                  SHARES
                AUTHORIZED: 150,000,000 SHARES OF COMMON STOCK, $0.001 PAR VALUE

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS
                                                       -------------------------
                                                           CUSIP 903495 10 9
                                                       -------------------------

THIS CERTIFIES THAT


IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE OF

                                 UDATE.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer Agent.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures its duly authorized officers and its facsimile Corporate Seal to be hereunto affixed.

        Dated:

                                 UDATE.COM, INC.
                                    CORPORATE
        [SIG]                         SEAL                           [SIG]
      SECRETARY                     DELAWARE                       PRESIDENT

                                                                  COUNTERSIGNED:
                                                                  CORPORATE STOCK TRANSFER, INC.
                                                                  3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

                                                                  By:
                                                                     -------------------------------------------------------
                                                                          Transfer Agent and Regular Authorized Officer

                                UDATE.COM, INC.
                         CORPORATE STOCK TRANSFER, INC.
                           TRANSFER FEE: AS REQUIRED


--------------------------------------------------------------------------------
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM         -- as tenants in common                 UNIF GIFT MIN ACT-                   Custodian for
                                                                                   -----------------               ------------
                                                                                        (Cust.)                       (Minor)
        TEN ENT         -- as tenants by the entireties                           under Uniform Gifts to Minors

        JT TEN          -- as joint tenants with right of                         Act of
                           survivorship and not as tenants                               --------------------------------------
                           in common                                                                     (State)

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST


        For value received                 hereby sell, assign and transfer unto
                          -----------------

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     --------------------------------------


                     --------------------------------------
               PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------Shares
        of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

        Dated                         20
             -------------------------  -----------------


SIGNATURE GUARANTEED:                           X
                                                 -------------------------------

                                                X
                                                 -------------------------------


        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.